UNITED STATES OF AMERICA
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8K

                           REGISTRATION STATEMENT
                      Under the Securities Act of 1933

                       WORLDNET RESOURCE GROUP, INC.
           (Exact name of Registrant as specified in its charter)

     UTAH                                               91-2063239
(State or other jurisdiction                       (I.R.S. Employer
 of Incorporation)                                or Identification Number)


                             920 N. Nash Street
                        El Segundo, California 90245
        (Address, including Zip Code of Principal Executive Offices)


                Changes in Registrants Certifying Accountant


                          Stephen Brown, President
                       WorldNet Resource Group, Inc.
                             920 N. Nash Street
                        El Segundo, California 90245
                               (310) 607-0060


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective March 12, 2001 the Company engaged Singer, Lewak, Greenbaum and Goldstein, LLP as its new independent accountant. The decision to engage Singer, Lewak, Greenbaum and Goldstein, LLP as the Company 's new independent accountant was recommended by the Company's Chief Executive Officer and approved by the Board of Directors. By virtue of this decision, AJ Robbins, PC will be dismissed and no longer serve as the registrant's auditor. The reason behind the decision to change independent accountant is location. Worldnet Resource Group, Inc., located in El Segundo, California, would like to engage in independent accountant located locally as oppose to AJ Robbins, PC, located in Denver, Colorado.

The audit report of AJ Robbins, PC on the financial statements of WorldNet Resource Group, Inc., as of and for the year ended December 31, 1999 and the subsequent amendment filed on September 7, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During WorldNet Resource Group, Inc.'s two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. The Company has provided a copy of this disclosure to the new accountant and an opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company.

AJ Robbins, PC, Certified Public Accountants, has provided the Company with a letter pursuant to Rule 304 of Regulation S-B.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits: The following exhibits are included as part of this report:

     Exhibit
     Number    SEC Ref.  Title of Document             Location
     -------   --------  ----------------------------  -----------
     11.01       11      Letter regarding change in    Attached
                         Certifying Accountant



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Regulation has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                         WORLDNET RESOURCE GROUP, INC.


                              January 31, 2001              By /S/ Stephen Brown
                         CEO, President and Chairman


                              January 31, 2001              By /S/ Noel Navarro
                         Vice President, Secretary and Treasurer